TRANSAMERICA ADVISORY ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA B

and

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

SEPARATE ACCOUNT VA BNY

Supplement dated December 16, 2022

to the

Initial Summary Prospectus dated May 1, 2022

The Appendix - Portfolio Companies Available Under the Policy is hereby revised to reflect the following Underlying Fund Portfolio information.

Investment Objective	Underlying Fund Portfolios and Adviser/Sub-adviser	Current Expenses	Average Annual Total Return (as of 12/31/21
			1 year	5 years	10 years
Investment Objective: Seeks to provide long-term capital appreciation.	Vanguard® VIF Capital Growth Portfolio Advised by: PRIMECAP Management Company	0.34%	21.54%	18.12%	17.35%
Investment Objective: Seeks to provide long-term capital appreciation.	Vanguard® VIF Growth Portfolio Advised by: Wellington Management Company, LLP	0.41%	17.86%	24.24%	19.15%
Investment Objective: Seeks to provide capital appreciation and a low to moderate level of current income.	Vanguard® VIF Moderate Allocation Portfolio Advised by: The Vanguard Group Inc.	0.79%	12.32%	11.43%	8.83%

This Supplement updates certain information in the above referenced Initial Summary Prospectus (“Summary Prospectus”). Except as indicated in this Supplement, all other information included in the Summary Prospectus remains unchanged. We will send you another copy of the applicable Summary Prospectus or any supplement without charge upon request. Please contact our Administrative Office referenced in the Summary Prospectus.

This Supplement must be accompanied or preceded by the applicable Updating Summary Prospectus.

Please read this Supplement carefully and retain it for future reference.